UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2018
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
 ________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2018, Gerald L. Baliles, a director of Altria Group, Inc. (the “Company”) since 2008, notified the Company of his decision to retire from service on its Board of Directors following the completion of his current term. Consequently, Governor Baliles will not stand for re-election to the Board of Directors at the 2018 Annual Meeting of Shareholders, which is to be held on May 17, 2018.
Item 7.01.    Regulation FD Disclosure.
In connection with Governor Baliles’s decision to retire, the Company issued a press release on February 21, 2018, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.
As the Company previously announced, its Chairman, Chief Executive Officer and President, Marty Barrington, and other members of the Company’s senior management gave a live presentation today, February 21, 2018, at the Consumer Analyst Group of New York (“CAGNY”) conference in Boca Raton, Florida. In connection with the presentation, the Company is furnishing the following documents attached as exhibits to and incorporated by reference in this Current Report on Form 8-K: the text of the remarks, attached as Exhibit 99.2, and the press release addressing aspects of the presentation, attached as Exhibit 99.3.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

99.1	Altria Group, Inc. Press Release, dated February 21, 2018 (furnished under Item 7.01)
99.2
Remarks by Marty Barrington, Chairman, Chief Executive Officer and President, Altria Group, Inc., and other members of Altria Group, Inc.’s senior management, dated February 21, 2018 (furnished under Item 7.01)

99.3	Altria Group, Inc. Press Release, dated February 21, 2018 (furnished under Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE: February 21, 2018

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